News Release
April 15, 2011	Exhibit 99.1

Park National Corporation Reports First Quarter 2011
Financial Results and Continues $0.94 Quarterly Dividend

NEWARK, Ohio – Park National Corporation (Park) (NYSE Amex: PRK) today reported financial results for the three months ended March 31, 2011 (first quarter). Also, Park's Board of Directors approved a $0.94 per common share quarterly cash dividend, payable on June 10, 2011 to common shareholders of record as of May 25, 2011.

Net income for the first quarter of 2011 was $21.4 million, an increase from the $20.8 million in net income for the same period in 2010. Net income per diluted common share was $1.29, a 0.8 percent decline from the $1.30 net income per diluted common share reported in the first quarter of 2010.

Net income for the periods ended March 31, 2011 and 2010 included pre-tax gains of $6.6 million and $8.3 million, respectively, from the sale of investment securities. Excluding these gains, net income for the first quarter of 2011 was $17.1 million or $1.01 per diluted common share, compared to net income of $15.4 million or $0.94 per diluted common share in 2010, which represented a 7.4 percent increase in net income per diluted common share.

“With national and regional economic conditions showing modest improvement, we are very pleased with this year’s first quarter results,” said Park Chairman C. Daniel DeLawder. “Our Ohio-based operations continue to perform at very strong levels driven largely by the consistent delivery of superior levels of customer service.”

Ohio-Based Operations

Park's Ohio-based operations reported net income of $29.0 million for the first quarter of 2011, compared to net income of $28.2 million for the same period in 2010. Park’s Ohio-based operations had total assets of $6.5 billion at March 31, 2011, compared to $6.3 billion at March 31, 2010. This performance resulted in return on assets of 1.82 percent and 1.85 percent for Park’s Ohio-based operations in the first quarter of 2011 and 2010, respectively.

Credit Quality

Total nonperforming loans (including loans past due 90 days and still accruing) were $281.3 million at March 31, 2011, a 4.0 percent decline from the $292.9 million in nonperforming loans at December 31, 2010. Net loan charge-offs for the first quarter of 2011 were $8.0 million, or an annualized 0.69 percent of average loans outstanding. Net loan charge-offs in the first quarter of 2010 were $13.6 million, or an annualized 1.19 percent of average loans.

Park's loan loss provision for the first quarter of 2011 was $13.5 million, compared to $16.6 million for the same period in 2010. Of the $13.5 million loan loss provision recorded in the first quarter of 2011, $8.0 million was recorded at Vision Bank, with the remaining $5.5 million recorded within Park's Ohio-based operations. Park’s allowance for loan losses increased by $5.5 million during the first quarter of 2011, ending the period at $126.9 million or 2.67 percent of period-end loans.

Headquartered in Newark, Ohio, Park National Corporation has $7.3 billion in total assets (as of March 31, 2011). Park consists of 13 community bank divisions and two specialty finance companies. Park's Ohio-based banking operations are conducted through Park subsidiary The Park National Bank and its divisions which include Fairfield National Bank Division, Richland Bank Division, Century National Bank Division, First-Knox National Bank Division, Farmers & Savings Bank Division, United Bank Division, Second National Bank Division, Security National Bank Division, Unity National Bank Division, The Park National Bank of Southwest Ohio & Northern Kentucky Division and Scope Leasing, Inc. (d.b.a. Scope Aircraft Finance). Park's other banking subsidiary is Vision Bank (headquartered in Panama City, Florida), and its Vision Bank Division (of Gulf Shores, Alabama). Park also includes Guardian Financial Services Company (d.b.a. Guardian Finance Company).

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

Media contacts: Bethany Lewis, 740.349.0421, blewis@parknationalbank.com or John Kozak, 740.349.3792

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This news release contains forward-looking statements that are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management's expectations and are subject to a number of risks and uncertainties. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include, without limitation: deterioration in the asset value of Park's loan portfolio may be worse than expected due to a number of factors, such as adverse changes in economic conditions that impair the ability of borrowers to repay their loans, the underlying value of the collateral could prove less valuable than assumed and cash flows may be worse than expected; Park’s ability to sell OREO properties at prices as favorable as anticipated; Park's ability to execute its business plan successfully and within the expected timeframe; general economic and financial market conditions, and weakening in the economy, specifically the real estate market and credit market, either nationally or in the states in which Park and its subsidiaries do business, may be worse than expected which could decrease the demand for loan, deposit and other financial services and increase loan delinquencies and defaults; the effects of the Gulf of Mexico oil spill; changes in market rates and prices may adversely impact the value of securities, loans, deposits and other financial instruments and the interest rate sensitivity of our consolidated balance sheet; changes in consumer spending, borrowing and saving habits; our liquidity requirements could be adversely affected by changes in our assets and liabilities; competitive factors among financial institutions increase significantly, including product and pricing pressures and our ability to attract, develop and retain qualified bank professionals; the nature, timing and effect of changes in banking regulations or other regulatory or legislative requirements affecting the respective businesses of Park and its subsidiaries, including changes in laws and regulations concerning taxes, accounting, banking, securities and other aspects of the financial services industry, specifically the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010; the effect of fiscal and governmental policies of the United States federal government; demand for loans in the respective market areas served by Park and its subsidiaries, and other risk factors relating to the banking industry as detailed from time to time in Park's reports filed with the Securities and Exchange Commission including those described in "Item 1A. Risk Factors" of Part I of Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2010. Undue reliance should not be placed on the forward-looking statements, which speak only as of the date hereof. Park does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement is made, or reflect the occurrence of unanticipated events, except to the extent required by law.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
Three months ended March 31, 2011, December 31, 2010, and March 31, 2010

	2011	2010	2010	Percent change vs.
(in thousands, except share and per share data)	1st QTR	4th QTR	1st QTR	4Q '10	1Q '10
INCOME STATEMENT:
Net interest income	$69,313	$68,498	$67,380	1.2%	2.9%
Provision for loan losses	13,500	20,448	16,550	-34.0%	-18.4%
Other income	13,171	14,745	16,710	-10.7%	-21.2%
Gain on sale of securities	6,635	45	8,304	N.M.	-20.1%
Total other expense	46,346	46,520	47,890	-0.4%	-3.2%
Income before income taxes	$29,273	$16,320	$27,954	79.4%	4.7%
Income taxes	7,895	3,625	7,175	117.8%	10.0%

Net income	$21,378	$12,695	$20,779	68.4%	2.9%

Preferred stock dividends and accretion	1,464	1,452	1,452	0.8%	0.8%

Net income available to common shareholders	$19,914	$11,243	$19,327	77.1%	3.0%

MARKET DATA:
Earnings per common share - basic (b)	$1.29	$0.73	$1.30	76.7%	-0.8%
Earnings per common share - diluted (b)	1.29	0.73	1.30	76.7%	-0.8%
Cash dividends per common share	0.94	0.94	0.94	0.0%	0.0%
Common book value per common share at period end (h)	42.06	42.12	41.94	-0.1%	0.3%
Stock price per common share at period end	66.82	72.67	62.31	-8.1%	7.2%
Market capitalization at period end	1,028,956	1,119,040	927,345	-8.1%	11.0%

Weighted average common shares - basic (a)	15,398,930	15,340,427	14,882,774	0.4%	3.5%
Weighted average common shares - diluted (a)	15,403,420	15,352,600	14,882,774	0.3%	3.5%
Common shares outstanding at period end	15,398,923	15,398,934	14,882,765	0.0%	3.5%

PERFORMANCE RATIOS:
Annualized return on average assets (a)(b)	1.11%	0.64%	1.11%	73.4%	0.0%
Annualized return on average common equity (a)(b)	12.42%	6.72%	12.43%	84.8%	-0.1%
Yield on loans	5.63%	5.73%	5.87%	-1.7%	-4.1%
Yield on investments	3.95%	3.87%	4.43%	2.1%	-10.8%
Yield on earning assets	5.14%	5.23%	5.45%	-1.7%	-5.7%
Cost of interest bearing deposits	0.74%	0.82%	1.15%	-9.8%	-35.7%
Cost of borrowings	2.50%	2.76%	2.90%	-9.4%	-13.8%
Cost of paying liabilities	1.14%	1.21%	1.49%	-5.8%	-23.5%
Net interest margin (annualized)	4.21%	4.25%	4.22%	-0.9%	-0.2%
Efficiency ratio (g)	55.84%	55.52%	56.63%	0.6%	-1.4%

OTHER RATIOS (NON GAAP):
Annualized return on average tangible assets (a)(b)(e)	1.12%	0.64%	1.12%	75.0%	0.0%
Annualized return on average tangible common equity (a)(b)(c)	14.11%	7.63%	14.27%	84.9%	-1.1%
Tangible common book value per common share (d)	$37.02	$37.03	$36.51	0.0%	1.4%

PARK NATIONAL CORPORATION
Financial Highlights (continued)
Three months ended March 31, 2011, December 31, 2010, and March 31, 2010

				Percent change vs.
BALANCE SHEET:	March 31, 2011	December 31, 2010	March 31, 2010	4Q '10	1Q '10
Investment securities	$2,045,656	$2,039,791	$1,941,465	0.3%	5.4%
Loans	4,750,975	4,732,685	4,597,304	0.4%	3.3%
Allowance for loan losses	126,859	121,397	119,674	4.5%	6.0%
Goodwill and other intangibles	77,708	78,377	80,863	-0.9%	-3.9%
Other real estate owned	47,133	44,325	45,854	6.3%	2.8%
Total assets	7,338,403	7,298,377	7,176,087	0.5%	2.3%
Total deposits	5,314,678	5,095,420	5,268,858	4.3%	0.9%
Borrowings	1,178,678	1,375,652	996,686	-14.3%	18.3%
Stockholders' equity	745,238	745,824	720,898	-0.1%	3.4%
Common equity	647,734	648,534	624,213	-0.1%	3.8%
Tangible common equity (d)	570,026	570,157	543,350	0.0%	4.9%
Nonperforming loans	279,079	289,268	230,558	-3.5%	21.0%
Nonperforming assets	326,212	333,593	276,412	-2.2%	18.0%
Past due 90 day loans and still accruing	2,228	3,590	11,853	-37.9%	-81.2%

ASSET QUALITY RATIOS:
Loans as a % of period end assets	64.74%	64.85%	64.06%	-0.2%	1.1%
Nonperforming loans as a % of period end loans	5.87%	6.11%	5.02%	-3.9%	16.9%
Past due 90 day loans as a % of period end loans	0.05%	0.08%	0.26%	-37.5%	-80.8%
Nonperforming assets / Period end loans + OREO	6.80%	6.98%	5.95%	-2.6%	14.3%
Allowance for loan losses as a % of period end loans	2.67%	2.57%	2.60%	3.9%	2.7%
Net loan charge-offs	$8,038	$16,456	$13,593	-51.2%	-40.9%
Annualized net loan charge-offs as a % of average loans (a)	0.69%	1.39%	1.19%	-50.4%	-42.0%

CAPITAL & LIQUIDITY:
Total equity / Period end assets	10.16%	10.22%	10.05%	-0.6%	1.1%
Common equity / Period end assets	8.83%	8.89%	8.70%	-0.7%	1.5%
Tangible common equity (d) / Tangible assets (f)	7.85%	7.90%	7.66%	-0.6%	2.5%
Average equity / Average assets (a)	10.28%	10.84%	10.26%	-5.2%	0.2%
Average equity / Average loans (a)	15.77%	16.20%	15.75%	-2.7%	0.1%
Average loans / Average deposits (a)	91.19%	91.68%	88.19%	-0.5%	3.4%

PARK NATIONAL CORPORATION
Financial Highlights (continued)

N.M. - Not Meaningful

(a) Averages are for the quarters ended March 31, 2011, December 31, 2010, and March 31, 2010.

(b) Reported measure uses net income available to common shareholders.

(c) Net income available to common shareholders for each period divided by average tangible common equity during the period.  Average tangible common equity equals average stockholders' equity during the applicable period less (i) average preferred stock during the applicable period and (ii) average goodwill and other intangibles during the applicable period.

RECONCILIATION OF AVERAGE STOCKHOLDERS' EQUITY TO AVERAGE TANGIBLE COMMON EQUITY:

	THREE MONTHS ENDED
	March 31, 2011	December 31, 2010	March 31, 2010
AVERAGE STOCKHOLDERS' EQUITY	$747,896	$760,556	$727,237
Less: Average preferred stock	97,380	97,174	96,568
Average goodwill and other intangibles	78,067	78,823	81,376
AVERAGE TANGIBLE COMMON EQUITY	$572,449	$584,559	$549,293

(d) Tangible common equity equals ending stockholders' equity less preferred stock and goodwill and other intangibles, in each case at the end of the period.

RECONCILIATION OF STOCKHOLDERS' EQUITY TO TANGIBLE COMMON EQUITY:
	March 31, 2011	December 31, 2010	March 31, 2010
STOCKHOLDERS' EQUITY	$745,238	$745,824	$720,898
Less: Preferred stock	97,504	97,290	96,685
Goodwill and other intangibles	77,708	78,377	80,863
TANGIBLE COMMON EQUITY	$570,026	$570,157	$543,350

(e) Net income available to common shareholders for each period divided by average tangible assets during the period.  Average tangible assets equals average assets less average goodwill and other intangibles.

RECONCILIATION OF AVERAGE ASSETS TO AVERAGE TANGIBLE ASSETS:

	THREE MONTHS ENDED
	March 31, 2011	December 31, 2010	March 31, 2010
AVERAGE ASSETS	$7,274,527	$7,013,852	$7,086,333
Less: Average goodwill and other intangibles	78,067	78,823	81,376
AVERAGE TANGIBLE ASSETS	$7,196,460	$6,935,029	$7,004,957

(f) Tangible common equity divided by tangible assets. Tangible assets equals total assets less goodwill and other intangibles.

RECONCILIATION OF TOTAL ASSETS TO TANGIBLE ASSETS:
	March 31, 2011	December 31, 2010	March 31, 2010
TOTAL ASSETS	$7,338,403	$7,298,377	$7,176,087
Less: Goodwill and other intangibles	77,708	78,377	80,863
TANGIBLE ASSETS	$7,260,695	$7,220,000	$7,095,224

PARK NATIONAL CORPORATION
Financial Highlights (continued)

(g) Efficiency ratio is calculated by taking total other expense divided by the sum of fully taxable equivalent net interest income and other income. Fully taxable equivalent net interest income reconciliation is shown below assuming a 35% tax rate. Additionally, net interest margin is calculated on a fully taxable equivalent basis.

RECONCILIATION OF FULLY TAXABLE EQUIVALENT NET INTEREST INCOME TO NET INTEREST INCOME

	THREE MONTHS ENDED
	March 31, 2011	December 31, 2010	March 31, 2010
Interest income	$84,662	$84,391	$87,202
Fully taxable equivalent adjustment	518	540	481
Fully taxable equivalent interest income	$85,180	$84,931	$87,683
Interest expense	15,349	15,893	19,822
Fully taxable equivalent net interest income	$69,831	$69,038	$67,861

(h) Common book value at period end equals stockholders' equity less preferred stock, in each case at the end of the period.

RECONCILIATION OF STOCKHOLDERS' EQUITY TO COMMON EQUITY

	March 31, 2011	December 31, 2010	March 31, 2010
STOCKHOLDERS' EQUITY	$745,238	$745,824	$720,898
Less: Preferred stock	97,504	97,290	96,685
COMMON EQUITY	$647,734	$648,534	$543,350

PARK NATIONAL CORPORATION
Consolidated Statements of Income

	Three Months Ended
	March 31,
(in thousands, except share and per share data)	2011	2010

Interest income:
Interest and fees on loans	$65,454	$66,441
Interest on:
Obligations of U.S. Government, its agencies
and other securities	19,053	20,475
Obligations of states and political subdivisions	149	217
Other interest income	6	69
Total interest income	84,662	87,202

Interest expense:
Interest on deposits:
Demand and savings deposits	991	1,775
Time deposits	6,734	10,650
Interest on borrowings	7,624	7,397
Total interest expense	15,349	19,822

Net interest income	69,313	67,380

Provision for loan losses	13,500	16,550

Net interest income after provision for loan losses	55,813	50,830

Other income	13,171	16,710

Gain on sale of securities	6,635	8,304

Other expense:
Salaries and employee benefits	25,064	25,171
Occupancy expense	3,000	3,117
Furniture and equipment expense	2,657	2,632
Other expense	15,625	16,970
Total other expense	46,346	47,890

Income before income taxes	29,273	27,954

Income taxes	7,895	7,175

Net income	$21,378	$20,779

Preferred stock dividends and accretion	1,464	1,452

Net income available to common shareholders	$19,914	$19,327

Per Common Share:
Net income - basic	$1.29	$1.30
Net income - diluted	$1.29	$1.30

Weighted average shares - basic	15,398,930	14,882,774
Weighted average shares - diluted	15,403,420	14,882,774

PARK NATIONAL CORPORATION
Consolidated Balance Sheets

(in thousands, except share data)	March 31, 2011	December 31, 2010	March 31, 2010

Assets

Cash and due from banks	$111,472	$109,058	$104,065
Money market instruments	22,775	24,722	145,995
Investment securities	2,045,656	2,039,791	1,941,465
Loans	4,750,975	4,732,685	4,597,304
Allowance for loan losses	126,859	121,397	119,674
Loans, net	4,624,116	4,611,288	4,477,630
Bank premises and equipment, net	69,673	69,567	69,231
Goodwill and other intangibles	77,708	78,377	80,863
Other real estate owned	47,133	44,325	45,854
Other assets	339,870	321,249	310,984

Total assets	$7,338,403	$7,298,377	$7,176,087

Liabilities and Stockholders' Equity

Deposits:
Noninterest bearing	$955,005	$937,719	$862,143
Interest bearing	4,359,673	4,157,701	4,406,715
Total deposits	5,314,678	5,095,420	5,268,858
Borrowings	1,178,678	1,375,652	996,686
Other liabilities	99,809	81,481	189,645
Total liabilities	$6,593,165	$6,552,553	$6,455,189

Stockholders' Equity:
Preferred Stock (200,000 shares authorized in 2011 and 2010;
100,000 shares issued in 2011 and 2010)	$97,504	$97,290	$96,685
Common stock (No par value; 20,000,000 shares authorized
in 2011 and 2010; 16,151,052 shares issued at March 31, 2011,
16,151,062 at December 31, 2010, and 16,151,097 at March 31, 2010)	301,203	301,204	301,207
Common stock warrants	4,473	4,473	5,361
Accumulated other comprehensive income (loss), net of taxes	(8,106)	(1,868)	13,757
Retained earnings	427,897	422,458	429,209
Treasury stock (752,129 shares at March 31, 2011, 752,128 shares
at December 31, 2010, and 1,268,332 at March 31, 2010)	(77,733)	(77,733)	(125,321)
Total stockholders' equity	$745,238	$745,824	$720,898

Total liabilities and stockholders' equity	$7,338,403	$7,298,377	$7,176,087

PARK NATIONAL CORPORATION
Consolidated Average Balance Sheets

	Three Months Ended
	March 31,	December 31,	March 31,
(in thousands)	2011	2010	2010

Assets

Cash and due from banks	$120,339	$119,982	$114,895
Money market instruments	26,948	84,379	125,795
Investment securities	1,970,950	1,707,321	1,838,396
Loans	4,743,075	4,695,257	4,617,479
Allowance for loan losses	124,517	118,101	117,272
Loans, net	4,618,558	4,577,156	4,500,207
Bank premises and equipment, net	69,894	70,299	69,553
Goodwill and other intangibles	78,067	78,823	81,376
Other real estate owned	47,778	53,424	41,973
Other assets	341,993	322,468	314,138

Total assets	$7,274,527	$7,013,852	$7,086,333

Liabilities and Stockholders' Equity

Deposits:
Noninterest bearing	$956,059	$959,685	$869,051
Interest bearing	4,245,255	4,161,547	4,367,017
Total deposits	5,201,314	5,121,232	5,236,068
Borrowings	1,239,166	1,041,920	1,035,884
Other liabilities	86,151	90,144	87,144
Total liabilities	$6,526,631	$6,253,296	$6,359,096

Stockholders' Equity:
Preferred stock	$97,380	$97,174	$96,568
Common stock	301,204	301,317	301,208
Common stock warrants	4,473	4,405	5,361
Accumulated other comprehensive income (loss), net of taxes	(4,753)	11,169	20,162
Retained earnings	427,325	430,578	429,259
Treasury stock	(77,733)	(84,087)	(125,321)
Total stockholders' equity	$747,896	$760,556	$727,237

Total liabilities and stockholders' equity	$7,274,527	$7,013,852	$7,086,333

PARK NATIONAL CORPORATION
Consolidated Statements of Income - Linked Quarters

	2011	2010	2010	2010	2010
(in thousands, except per share data)	1st QTR	4th QTR	3rd QTR	2nd QTR	1st QTR

Interest income:
Interest and fees on loans	$65,454	$67,405	$67,123	$66,723	$66,441
Interest on:
Obligations of U.S. Government, its agencies
and other securities	19,053	16,768	19,333	20,263	20,475
Obligations of states and political subdivisions	149	173	192	204	217
Other interest income	6	45	34	52	69
Total interest income	84,662	84,391	86,682	87,242	87,202

Interest expense:
Interest on deposits:
Demand and savings deposits	991	1,133	1,263	1,582	1,775
Time deposits	6,734	7,512	8,532	9,518	10,650
Interest on borrowings	7,624	7,248	7,442	7,421	7,397
Total interest expense	15,349	15,893	17,237	18,521	19,822

Net interest income	69,313	68,498	69,445	68,721	67,380

Provision for loan losses	13,500	20,448	14,654	13,250	16,550

Net interest income after provision for loan losses	55,813	48,050	54,791	55,471	50,830

Other income	13,171	14,745	17,530	16,647	16,710

Gain on sale of securities	6,635	45	-	3,515	8,304

Other expense:
Salaries and employee benefits	25,064	24,631	24,500	24,013	25,171
Occupancy expense	3,000	2,760	2,840	2,793	3,117
Furniture and equipment expense	2,657	2,615	2,624	2,564	2,632
Other expense	15,625	16,514	15,732	17,631	16,970
Total other expense	46,346	46,520	45,696	47,001	47,890

Income before income taxes	29,273	16,320	26,625	28,632	27,954

Income taxes	7,895	3,625	7,048	7,466	7,175

Net income	$21,378	$12,695	$19,577	$21,166	$20,779

Preferred stock dividends and accretion	1,464	1,452	1,452	1,451	1,452

Net income available to common shareholders	$19,914	$11,243	$18,125	$19,715	$19,327

Per Common Share:
Net income - basic	$1.29	$0.73	$1.19	$1.30	$1.30
Net income - diluted	$1.29	$0.73	$1.19	$1.30	$1.30

PARK NATIONAL CORPORATION
Detail of other income and other expense - Linked Quarters

	2011	2010	2010	2010	2010
(in thousands)	1st QTR	4th QTR	3rd QTR	2nd QTR	1st QTR

Other income:
Income from fiduciary activities	$3,722	$3,609	$3,314	$3,528	$3,422
Service charges on deposits	4,245	4,853	5,026	5,092	4,746
Other service income	2,301	3,449	3,909	3,476	2,982
Checkcard fee income	2,976	3,068	2,900	2,765	2,444
Bank owned life insurance income	1,229	1,195	1,313	1,254	1,216
ATM fees	654	655	699	832	765
OREO devaluations	(4,394)	(5,971)	(1,555)	(1,919)	(1,145)
Other	2,438	3,887	1,924	1,619	2,280
Total other income	$13,171	$14,745	$17,530	$16,647	$16,710

Other expense:
Salaries and employee benefits	$25,064	$24,631	$24,500	$24,013	$25,171
Net occupancy expense	3,000	2,760	2,840	2,793	3,117
Furniture and equipment expense	2,657	2,615	2,624	2,564	2,632
Data processing fees	1,253	1,339	1,403	1,394	1,593
Professional fees and services	4,874	5,341	4,477	5,299	4,856
Amortization of intangibles	669	822	822	842	936
Marketing	623	968	840	946	902
Insurance	2,269	2,136	2,316	2,333	2,198
Communication	1,556	1,536	1,696	1,647	1,769
State taxes	457	622	865	838	845
Other	3,924	3,750	3,313	4,332	3,871
Total other expense	$46,346	$46,520	$45,696	$47,001	$47,890

PARK NATIONAL CORPORATION
Asset Quality Information

	Quarter ended	Year ended December 31,
(in thousands, except ratios)	March 31, 2011	2010	2009	2008

Allowance for loan losses:
Allowance for loan losses, beginning of period	$121,397	$116,717	$100,088	$87,102
Charge-offs	10,399	66,314	59,022	62,916
Recoveries	2,361	6,092	6,830	5,415
Net charge-offs	8,038	60,222	52,192	57,501
Provision for loan losses	13,500	64,902	68,821	70,487
Allowance for loan losses, end of period	$126,859	$121,397	$116,717	$100,088

General reserve trends:
Allowance for loan losses, end of period	$126,859	$121,397	$116,717	$100,088
Specific reserves	47,287	43,459	36,721	8,875
General reserves	$79,572	$77,938	$79,996	$91,213

Total loans	$4,750,975	$4,732,685	$4,640,432	$4,491,337
Impaired commercial loans	238,959	250,933	201,143	141,343
Non-impaired loans	$4,512,016	$4,481,752	$4,439,289	$4,349,994

Asset Quality Ratios:
Net charge-offs as a % of average loans (annualized for quarterly periods)	0.69%	1.30%	1.14%	1.32%
Allowance for loan losses as a % of period end loans	2.67%	2.57%	2.52%	2.23%
General reserves as a % of non-impaired loans	1.76%	1.74%	1.80%	2.10%

Nonperforming Assets - Park National Corporation:
Nonaccrual loans	$278,819	$289,268	$233,544	$159,512
Renegotiated loans	260	-	142	2,845
Loans past due 90 days or more	2,228	3,590	14,773	5,421
Total nonperforming loans	$281,307	$292,858	$248,459	$167,778
Other real estate owned - Park National Bank	9,788	8,385	6,037	6,149
Other real estate owned - Parent Company	13,004	-	-	-
Other real estate owned - Vision Bank	24,341	35,940	35,203	19,699
Total nonperforming assets	$328,440	$337,183	$289,699	$193,626
Percentage of nonperforming loans to period end loans	5.92%	6.19%	5.35%	3.74%
Percentage of nonperforming assets to period end loans	6.91%	7.12%	6.24%	4.31%
Percentage of nonperforming assets to period end assets	4.48%	4.62%	4.11%	2.74%

PARK NATIONAL CORPORATION
Asset Quality Information

	Quarter ended	Year ended December 31,
(in thousands, except ratios)	March 31, 2011	2010	2009	2008

Nonperforming Assets - Ohio-based operations:
Nonaccrual loans	$115,476	$117,815	$85,197	$68,306
Renegotiated loans	260	-	142	-
Loans past due 90 days or more	2,228	3,226	3,496	4,777
Total nonperforming loans	$117,964	$121,041	$88,835	$73,083
Other real estate owned - Park National Bank	9,788	8,385	6,037	6,149
Other real estate owned - Parent Company	13,004	-	-	-
Total nonperforming assets	$140,756	$129,426	$94,872	$79,232
Percentage of nonperforming loans to period end loans	2.86%	2.96%	2.24%	1.92%
Percentage of nonperforming assets to period end loans	3.41%	3.16%	2.39%	2.08%
Percentage of nonperforming assets to period end assets	2.15%	1.99%	1.54%	1.29%

Nonperforming Assets - Vision Bank:
Nonaccrual loans	$163,343	$171,453	$148,347	$91,206
Renegotiated loans	-	-	-	2,845
Loans past due 90 days or more	-	364	11,277	644
Total nonperforming loans	$163,343	$171,817	$159,624	$94,695
Other real estate owned	24,341	35,940	35,203	19,699
Total nonperforming assets	$187,684	$207,757	$194,827	$114,394
Percentage of nonperforming loans to period end loans	26.06%	26.82%	23.58%	13.71%
Percentage of nonperforming assets to period end loans	29.95%	32.43%	28.78%	16.57%
Percentage of nonperforming assets to period end assets	23.40%	25.71%	21.70%	12.47%

New nonaccrual loan information:
Nonaccrual loans, beginning of period	$289,268	$233,544	$159,512	$101,128
New nonaccrual loans - Ohio-based operations	8,674	85,081	57,641	58,161
New nonaccrual loans - Vision Bank	5,994	90,094	126,540	83,588
Resolved nonaccrual loans	25,117	119,451	110,149	83,365
Nonaccrual loans, end of period	$278,819	$289,268	$233,544	$159,512

Impaired Commercial Loan Portfolio Information (period end):
Unpaid principal balance	$294,355	$304,534	$245,092	$171,310
Prior charge-offs	55,396	53,601	43,949	29,967
Remaining principal balance	238,959	250,933	201,143	141,343
Specific reserves	47,287	43,459	36,721	8,875
Book value, after specific reserve	$191,672	$207,474	$164,422	$132,468

Vision Bank Commercial Land & Development (CL&D) Loan Portfolio Information:
CL&D loans, period end	$161,140	$170,989	$218,263	$251,443
Performing CL&D loans, period end	79,080	84,498	132,380	191,712
Impaired CL&D loans, period end	82,060	86,491	85,883	59,731
Specific reserve on impaired CL&D loans	25,543	23,585	21,802	3,134
Book value of impaired CL&D loans, after specific reserve	$56,517	$62,906	$64,081	$56,597

Cumulative prior charge-offs on impaired Vision Bank CL&D loans, period end	$30,538	$28,652	$24,931	$18,839